                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to [section]240.14a-11(c) or
    [section]240.14a-12

                      United Asset Management Corporation
                (Name of Registrant as Specified In Its Charter)

                      United Asset Management Corporation
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    4) Proposed maximum aggregate value of transaction:

    Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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

[UNITED ASSET MANAGEMENT CORPORATION LOGO]

                                                                  March 21, 1997

Dear Stockholder:

     I am pleased to invite you to attend the Annual Meeting of Stockholders of United Asset Management Corporation on Thursday, May 15, 1997 at 9:30 a.m. at The Four Seasons Hotel, 200 Boylston Street, Boston, Massachusetts.

     The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages describe the matters which are scheduled to be acted upon at the meeting. We also look forward to reporting on current operations and future plans, after which comments and questions from those present will be welcomed.

     THE ABILITY TO HAVE YOUR VOTE COUNTED AT THE ANNUAL MEETING IS AN IMPORTANT STOCKHOLDER'S RIGHT, AND I HOPE YOU WILL CAST YOUR VOTE IN PERSON OR BY PROXY REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO ENSURE THAT YOUR SHARES WILL BE VOTED.

     If you plan to attend the Annual Meeting, please check the appropriate box on the Proxy card before mailing it.

     Annual meetings can play an important role in maintaining communications and understanding between Management, the Board of Directors and our stockholders. I hope that you will be able to join us.

                                          Sincerely yours,

                                          /s/  NORTON H. REAMER
                                          --------------------------------------
                                          Norton H. Reamer
                                          President and Chief Executive Officer

                           SPECIAL NOTICE TO BROKERS

     Pursuant to Section 402.08(B)(12) of the New York Stock Exchange Listed Company Manual, brokers do not have discretionary authority to give a proxy to vote without instructions from beneficial owners with respect to Proposal 3, "Approval of the UAM Amended and Restated 1994 Stock Option Plan," contained in the enclosed Proxy Statement. Any instructions in the Proxy Statement to the contrary should be disregarded.

March 21, 1997

                   [UNITED ASSET MANAGEMENT CORPORATION LOGO]

                    Notice of Annual Meeting of Stockholders
                            TO BE HELD MAY 15, 1997

     The Annual Meeting of the Stockholders of United Asset Management Corporation (the "Company" or "UAM") will be held at The Four Seasons Hotel, 200 Boylston Street, Boston, Massachusetts on Thursday, May 15, 1997 at 9:30 a.m., Eastern Daylight Savings Time, for the following purposes:

        (1) To fix the number of directors and elect a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

        (2) To approve compensation arrangements for certain Executive Officers;

        (3) To approve the Company's Amended and Restated 1994 Stock Option
            Plan;

        (4) To ratify the selection of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending December 31, 1997; and

        (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on Wednesday, March 19, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, this meeting. Accordingly, only stockholders of record at the close of business on that date are entitled to vote at the meeting or at any adjournment thereof. A list of stockholders entitled to vote will be kept at the principal offices of the Company at One International Place, Boston, Massachusetts 02110 for a period of 10 days prior to the meeting.

     The business matters enumerated above are discussed more fully in the accompanying Proxy Statement. Whether or not you plan to attend the meeting, we urge you to study the Proxy Statement carefully and then fill out, sign and date the enclosed Proxy card. Please mail your Proxy card promptly in the enclosed return envelope, which requires no postage if mailed in the United States. If you do plan to attend the meeting, please so indicate in the box provided on the enclosed Proxy card.

                                          By Order of the Board of Directors,

                                          JOSEPH R. RAMRATH
                                          Secretary

March 21, 1997

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY, WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                   [UNITED ASSET MANAGEMENT CORPORATION LOGO]

                           ONE INTERNATIONAL PLACE

                          BOSTON, MASSACHUSETTS 02110

                                PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 15, 1997

     The Proxy accompanying this Proxy Statement is solicited by the Board of Directors of United Asset Management Corporation (the "Company" or "UAM") to be voted at the Annual Meeting of Stockholders to be held on Thursday, May 15, 1997 and at any adjournment thereof (the "Meeting").

     It is expected that copies of the Notice of Meeting, this Proxy Statement and the enclosed Proxy card will be mailed on approximately March 21, 1997 to each stockholder entitled to vote at the Meeting. UAM's Annual Report to Stockholders for the fiscal year ended December 31, 1996 accompanies this Proxy Statement.

                             ELECTION OF DIRECTORS

     The persons named as proxies in the accompanying Proxy card intend (unless authority to vote therefor is specifically withheld) to vote to fix the number of directors for the ensuing year at 14, and to vote for the election of the 14 persons named below, being the nominees of the present Board, as directors to hold office until the next Annual Meeting and until their respective successors are elected and qualified. If any of the nominees becomes unavailable to serve as a director, the persons named as proxies have discretionary authority to vote for a substitute. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected.

NOMINEES FOR ELECTION AS DIRECTORS

     Information regarding each nominee is presented below.

     Mr. Norton H. Reamer, age 61, is the founder of UAM and has been its President, Chief Executive Officer and a director since its inception in 1980. Mr. Reamer is also Chairman, President and a director of UAM Funds, Inc. and UAM Funds Trust, each of which is an investment company, and a trustee or director in the Eaton Vance Group of Funds, which consists of over 65 investment company portfolios. He is also a trustee of Radcliffe College and of Union College.

     Mr. John F. McNamara, age 55, joined UAM as Executive Vice President in 1992 and was elected a director in July of that year. In 1994, he was named Chief Operating Officer. Prior to joining UAM, he served since 1990 as Managing Director and Chief Executive Officer of Baring America Asset Management Co., the U.S. investment management subsidiary of Baring Brothers, a London-based investment management firm.

     Mr. Harold J. Baxter, age 50, has served as Chairman and Chief Executive Officer of Pilgrim Baxter & Associates, one of UAM's subsidiaries, for more than the past five years. He has also been Chairman and Chief Executive Officer of Newbold's Asset Management, Inc., a UAM subsidiary, since September 1996. Mr. Baxter is the chairman of the board of directors of the PBHG Funds, Inc. and PBHG Insurance Series Fund, Inc., both investment companies. He has been a director of UAM since 1996.

     Mr. Duncan Campbell, Jr., age 52, has been President of The Campbell Group, Inc., one of UAM's subsidiaries, for more than the past five years. Mr. Campbell previously served on UAM's Board of Directors from 1992 to 1993.

     Mr. John P. Clay, age 62, has served as Co-Chairman of Clay Finlay Inc., one of UAM's subsidiaries, and as Chairman of Clay Finlay Ltd. and Clay Finlay
(UK) Ltd., wholly owned subsidiaries of Clay Finlay

Inc., for more than the past five years. Mr. Clay is a director of Genesis Condor Fund Ltd., Genesis Emerging Markets Fund, Flemings Japan Warrant Fund and Korea International Investment Fund, each of which is an investment company.

     Mr. Robert J. Greenebaum, age 79, retired as Treasurer of Inland Steel Company in 1981. Since then, he has been a business consultant. Mr. Greenebaum is Chairman and a director of Selected American Shares, Inc., Selected Special Shares, Inc., and the Selected Capital Preservation Trust Series Funds, and is a director of the Blue Chip Value Fund, each of which is an investment company. He has been a director of UAM since 1982.

     Mrs. Beverly L. Hamilton, age 50, has for more than the past five years been President of ARCO Investment Management Co. and Vice President and Investment Officer of Atlantic Richfield Company. From 1987 to 1991, she was Deputy Comptroller - Asset Management of the City of New York, and prior to that, held senior investment positions with United Technologies Corp. and Morgan Stanley & Co. Mrs. Hamilton is also a director of Emerging Markets Growth Fund (American Funds) and MassMutual Series and Institutional Funds, and a director of Connecticut Natural Gas Company and Chairman of the board's pension committee.

     Mr. Bryant M. Hanley, Jr., age 62, has been the President of Barrow, Hanley, Mewhinney & Strauss, Inc., one of UAM's subsidiaries, for more than the past five years. Mr. Hanley previously served on UAM's Board of Directors from 1988 to 1990.

     Professor Jay O. Light, age 55, has been a professor at the Harvard Business School for more than five years and previously served as a Senior Associate Dean. His special areas of concentration are capital markets and investment management. From 1977 to 1979, Professor Light was the Director of Investment Policies at the Ford Foundation. Professor Light is also a director of Harvard Management Company, Inc. and a trustee of the College Retirement Equity Fund (CREF), the GMO Funds and the Baupost Fund. Professor Light has been a director of UAM since 1987.

     Mr. David I. Russell, age 54, has been an independent financial consultant since 1989. Prior to 1989, he was a director of Warburg Securities, part of S.G. Warburg & Co., an international securities brokerage and investment banking group, and a director of S.G. Warburg & Co., Inc., a U.S. subsidiary of S.G. Warburg & Co. He has been a director of UAM since 1981.

     Mr. Philip Scaturro, age 58, has been an Executive Vice President and a Managing Director of Allen & Company Incorporated, an investment banking firm, for more than the past five years. Mr. Scaturro is also a director of Intrenet, Inc. He has been a director of UAM since 1981.

     Mr. John A. Shane, age 64, has for more than the past five years been President of Palmer Service Corporation, a venture capital management company. Mr. Shane is also a director of Arch Communications Group, Inc., Eastern Bank, Summa Four, Inc., Overland Data Inc. and Gensym Corporation and a trustee of the TNE Fund Group. He has been a director of UAM since 1981.

     Mr. Larry D. Tashjian, age 43, has been a Managing Director of Provident Investment Counsel, Inc., one of UAM's subsidiaries, for more than the past five years.

     Mrs. Barbara S. Thomas, age 50, is Chairman of the Scotia Haven Food Group Ltd. Prior to December 1994, she was Director, Business and Legal Affairs, for News International plc. Prior to joining News International, Mrs. Thomas served as a Managing Director of the investment banking firm Cramer Rosenthal McGlynn, Inc. from 1990 to 1993. From 1980 to 1983, she served as a Commissioner of the Securities and Exchange Commission. She has been a director of UAM since 1993.

     Each of the nominees except Messrs. Campbell, Clay, Hanley, Tashjian and Mrs. Hamilton is presently serving as a director and was elected to that position at the 1996 Annual Meeting. It is the policy of UAM's Board of Directors to nominate for election to the Board each year several principals of its subsidiaries and generally to rotate these seats on the Board annually among such firms. Messrs. Baxter, Campbell, Clay, Hanley and Tashjian are currently being nominated for these seats.

     The Board of Directors met seven times during 1996 and acted by unanimous consent on seven occasions. The Board of Directors has appointed an Executive Committee, an Audit Committee and a Compensation Committee, all of which are reappointed annually. The Executive Committee, consisting of Mr. Reamer, Chairman, and Messrs. Light, Scaturro and Shane, met two times during the year without taking any formal action. The Audit Committee, consisting of Mr. Shane, Chairman, Mr. Greenebaum, and Mrs. Thomas, met four times in 1996, and has recommended to the Board of Directors the selection of Price Waterhouse to serve as the Company's independent accountants for the year ending December 31, 1997. The Compensation Committee, consisting of Mr. Scaturro, Chairman, Mr. Greenebaum, and Mrs. Thomas, met four times to consider directors' and officers' compensation and other related matters. It also acted by unanimous consent 51 times in 1996 in granting stock options under UAM's stock option plans.

DIRECTORS' FEES

     Outside directors (that is, directors other than those employed by UAM or one of its subsidiaries) receive an annual fee of $28,000, plus $5,000 for each regular meeting of the Board of Directors attended and an additional fee of $5,000 for attendance at the Company's Annual Planning Meeting of the Board of Directors. Each member of the Executive, Audit and Compensation Committees of the Board receives an additional $8,000 annual fee for each committee on which such director serves. The Chairman of each of the Audit and Compensation Committees receives an additional $2,000 annual fee.

     Pursuant to the terms of the Company's 1994 Eligible Directors Stock Option Plan (the "Directors Option Plan"), each director who is not an officer or employee of the Company or one of its subsidiaries and who is not eligible to participate under any other Company stock-related plan and who is then serving as a director (an "Eligible Director") has been granted 10,000 non-incentive stock options on the 30th day following the Annual Meeting of Stockholders of UAM during the term of the Directors Option Plan. The exercise price per share for these options has been the fair market value on the date of the grant. Options granted to Eligible Directors are exercisable in full beginning six months after the date of grant and terminate after five years. Such options generally cease to be exercisable six months after an Eligible Director ceases to be a director. In addition, each Eligible Director has been entitled under the Directors Option Plan to elect on a semi-annual basis to receive discounted stock options in lieu of all or any portion of the annual retainer fee payable to such director with respect to such six-month period. Discounted options have been exercisable at 75% of the market value of common stock, $.01 par value, of the Company ("Common Stock") on the grant date. The number of shares of Common Stock under option will equal the amount of the cash retainer fee foregone divided by 25% of the market value of the Common Stock on the date of grant.

     The separate Directors Option Plan will be terminated if the stockholders approve the Amended and Restated 1994 Stock Option Plan, but its basic provisions will be retained in the amended plan (see "Approval of the Amended and Restated 1994 Stock Option Plan" on page 12 and "Eligible Director Options" thereunder).

CERTAIN TRANSACTIONS

     During 1996, Mr. David I. Russell, a director of the Company, served as a consultant to the Company for an annual fee of $250,000. He will continue to serve in such capacity during 1997, for an annual fee of $275,000, pursuant to a consulting agreement.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

     The executive officers of the Company are elected by the Board of Directors and hold office until the first meeting of the Board of Directors following the Annual Meeting. Norton H. Reamer is the Company's President and Chief Executive Officer and John F. McNamara is an Executive Vice President and Chief

Operating Officer. Certain information concerning their respective backgrounds is presented above under Nominees for Election as Directors. The other executive officers of the Company are:

     Mr. William H. Park, age 49, joined UAM as Vice President in 1982 and was named Senior Vice President and Treasurer in 1985 and Executive Vice President and Chief Financial Officer in 1994. Mr. Park is also a Vice President of UAM Funds, Inc. and UAM Funds Trust, each of which is an investment company.

     Mr. Franklin H. Kettle, age 39, joined UAM in September 1986 and was named Vice President in December of that year; Senior Vice President in 1991; Director of Corporate Development in 1994; and Executive Vice President and Director of Corporate Development in May 1996.

     Mr. Charles H. Salisbury, age 56, joined UAM as a Senior Vice President in 1994 and was named Executive Vice President and Director of Marketing and Service Strategies in January 1997. For more than four years prior to joining UAM, he was a Managing Director of T. Rowe Price Associates.

     Mr. William B. Budd, age 61, joined UAM as a Senior Vice President in 1989. Prior to joining UAM, he had been with Chemical Investment Management Company, Inc., where he served as Managing Director in charge of fixed-income investments.

     Mr. George D. McClelland, age 50, joined UAM as a Senior Vice President in 1994. Prior to joining UAM, he worked as a consultant and served briefly as Chief Administrative Officer of Kendall Square Research Corp. in October 1993. Prior to that, he held various management positions at subsidiaries and divisions of Fidelity Investments, including Managing Director of Fidelity Capital from 1992 to 1993, and Managing Director of Fidelity International, Ltd. and President of Audit Operations and Analysis from 1990 to 1992.

     Mr. Gregory S. Dimit, age 39, joined UAM as a Vice President in 1990 and was named a Senior Vice President in May 1996. Prior to joining UAM, he was a senior manager with Price Waterhouse LLP in the United States and London.

     Mr. Joseph R. Ramrath, age 40, joined UAM as a Senior Vice President, General Counsel and Secretary in April 1996. For more than five years prior to joining UAM, he was a member of the Boston law firm of Hill & Barlow, a Professional Corporation, and, more recently, a member of that firm's Management Committee.

     Mr. Richard S. Robie, III, age 36, joined UAM as a Vice President in 1992 and was named a Senior Vice President in January 1997. Prior to joining UAM, he was an attorney with the Boston law firm of Ropes & Gray.

     Mr. Amit M. Nanavati, age 51, joined UAM as a Vice President in August 1996 and was named Senior Vice President in January 1997. For more than five years prior to joining UAM, Mr. Nanavati held various positions in the financial division of Digital Equipment Corporation, most recently as Vice President, Finance, Components & Peripherals Business Unit.

SUMMARY COMPENSATION TABLE

     The Summary Compensation Table below shows all compensation paid for services rendered during the past three years to the Chief Executive Officer of the Company and each of the Company's four other most highly compensated executive officers (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                 ANNUAL                LONG-TERM
                                              COMPENSATION           COMPENSATION
                                          --------------------     -----------------
                                                                       NUMBER OF
                                                                   SHARES UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR     SALARY      BONUS        OPTIONS GRANTED      COMPENSATION(1)
---------------------------       ----    --------    --------     -----------------     ---------------
Norton H. Reamer................. 1996    $800,000    $814,000           75,000              $58,844
President, Chief Executive        1995     800,000     638,000           68,000               58,844
Officer and Director              1994     770,000     456,000           58,400               58,844

John F. McNamara................. 1996     700,000     651,200           63,200               54,458
Executive Vice President,         1995     700,000     510,400          100,000               54,458
Chief Operating Officer           1994     670,000     364,800          100,000               55,580
and Director

William H. Park.................. 1996     500,000     447,700           48,000               52,953
Executive Vice President          1995     480,000     319,000           36,000               53,451
and Chief Financial Officer       1994     450,000     182,400           31,000               55,055

Franklin H. Kettle............... 1996     400,000     406,800           51,200               51,371
Executive Vice President          1995     370,000     582,000           36,800               51,371
and Director of Corporate         1994     340,000     305,700           26,200               51,948
Development

Charles H. Salisbury............. 1996     446,000     447,700           38,800               61,170
Executive Vice President          1995     367,500     319,000           33,600               60,455
and Director of Marketing and     1994     329,500     172,500           80,000                9,805
Service Strategies

---------------
(1) Includes Company-paid life insurance premiums, Company contributions to the individual's profit sharing retirement plan account and Company contributions to the individual's Deferred Compensation Plan account, respectively, in the following amounts for the year ended December 31, 1996:
    Mr. Reamer, $8,844, $22,500 and $27,500; Mr. McNamara, $4,458, $22,500 and
    $27,500; Mr. Park, $2,953, $22,500 and $27,500; Mr. Kettle, $1,371, $22,500
    and $27,500; and Mr. Salisbury, $11,170, $22,500 and $27,500.

STOCK OPTIONS

     The Company has had two stock option plans in effect, the UAM 1994 Stock Option Plan (the "1994 Plan") and the Directors Option Plan, pursuant to which 6,400,000 shares of Common Stock have been reserved for issuance to directors, executive officers and key employees and other persons who provide significant services to UAM and its 47 affiliated firms. As of March 10, 1997, an aggregate of 1,485,367 shares of Common Stock remained available for issuance under those plans. If the proposal to approve the Amended and Restated 1994 Stock Option Plan (the "Amended 1994 Plan") is approved by the stockholders at the annual meeting, that plan will supersede the current option plans. The Company will then have available 6,985,367 shares of Common Stock for option grants, including the 1,485,367 shares available under current plans which will be carried forward under the Amended 1994 Plan, and an additional 5,500,000 shares authorized under the Amended 1994 Plan. The table below shows information relating to grants of, options to, and the exercise of options under the 1994 Plan and former stock option plans of the Company by the Named Executive Officers during the year ended December 31, 1996, as well as information relating to the unexercised options held by the Named Executive Officers as of December 31, 1996.

                            OPTION GRANTS IN 1996(1)

                                NUMBER OF
                                  SHARES                              EXERCISE                     GRANT
                                UNDERLYING      PERCENT OF TOTAL       OR BASE                      DATE
                                 OPTIONS       OPTIONS GRANTED TO       PRICE       EXPIRATION    PRESENT
NAME                             GRANTED       EMPLOYEES IN 1996      PER SHARE        DATE       VALUE(2)
----                            ----------     ------------------     ---------     ----------    --------
Norton H. Reamer..............    75,000              4.72%            $ 18.75       1/22/2001    $308,700
John F. McNamara..............    63,200              3.98               18.75       1/22/2001     260,100
William H. Park...............    48,000              3.02               18.75       1/22/2001     197,600
Franklin H. Kettle............    51,200              3.22               18.75       1/22/2001     210,700
Charles H. Salisbury..........    38,800              2.44               18.75       1/22/2001     159,700

---------------
(1) The per-share option exercise price in the table is the fair market value of the Common Stock on the date of the grant. All options are exercisable 25% a year over a period of four years. The Company's Stock Option Plan is administered by the Compensation Committee of the Board of Directors, which has authority to determine the key employees and executive officers of the Company and its subsidiaries to whom, and the terms and conditions on which, options will be granted under the Stock Option Plan.

(2) The Company has used the Black-Scholes Model for option pricing to calculate present value as of the date of the grant. This Model relies on the following assumptions, which may prove to be inaccurate in the future: stock price volatility of .2422; dividend yield of 3.20%; risk-free rate of return of 5.34%; and exercise date of January 22, 2001. The Model also assumes a liquid market for options, although the options awarded under the Company's plans generally may not be transferred. Further, exchange-traded options may be exercised immediately; however, the Company's options are subject to certain vesting rules. For these reasons, the Company believes that the Model may overstate the value of the options it awards. Their actual value, if any, will depend on the market price of the Company's Common Stock on the date of exercise.

                    AGGREGATED OPTION EXERCISES IN 1996 AND
                       OPTION VALUES AT DECEMBER 31, 1996

                                                                  NUMBER OF
                                                                   SHARES
                                                                 UNDERLYING                      VALUE OF
                                                                 UNEXERCISED                   UNEXERCISED
                                                                 OPTIONS AT                    IN-THE-MONEY
                                                                DECEMBER 31,                    OPTIONS AT
                                                                    1996                    DECEMBER 31, 1996(1)
                               SHARES                          ---------------            -----------------------
                              ACQUIRED        VALUE             EXERCISABLE/                   EXERCISABLE/
NAME                         ON EXERCISE     REALIZED           UNEXERCISABLE                  UNEXERCISABLE
----                         -----------    ----------         ---------------             ---------------------
Norton H. Reamer............    54,000      $  641,250         129,750/169,050             $1,300,394/$1,374,006
John F. McNamara............   275,000       2,843,563          75,000/213,200                528,125/ 1,747,700
William H. Park.............    36,000         303,750          72,300/ 98,100                730,175/   796,100
Franklin H. Kettle..........    42,000         498,750          42,100/ 98,500                391,400/   799,850
Charles H. Salisbury........    48,400         408,800              --/104,000                     --/   937,900

---------------
(1) An "In-the-Money" option is an option for which the option price of the underlying stock is less than the December 31, 1996 market price; the value shown reflects stock price appreciation since the date of the granting of the option.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors has primary responsibility for establishing the compensation of executives, including administering the Company's stock option plans. The principles laid out below in determining annual compensation opportunities and payments for Named Executive Officers also generally apply to other executive officers.

     In allocating compensation opportunities between salary, bonuses and stock options, the Committee has sought to provide appropriate balance between base pay in the form of salary and performance-related compensation. Presently, this allocation results in over sixty percent of senior management's compensation being tied to (1) Company performance, as measured by Operating Cash Flow (defined as net income plus amortization and depreciation) per share, in determining bonus awards, if any, and (2) the Company's stock price, as measured by the gains, if any, in stock option awards. For Mr. Kettle, company performance is also measured by UAM's share of revenues from acquisitions in determining bonus awards. Thus, for 1996, the compensation arrangements for Mr. Reamer, President and Chief Executive Officer, and the other Named Executive Officers were structured to increase the alignment of compensation with the interests of stockholders. This was accomplished typically by having the combination of annual bonus opportunities and stock option values account for approximately twice the individual salary amounts. Thus, target annual bonuses for 1996 were set at levels equal to the Named Executive Officers' salary, and stock options were granted having an aggregate value, using the Black-Scholes Model, that approximated 1996 bonus awards. As a result, salary increases were significantly restricted, but compensation potential was increased through higher bonus opportunities and larger stock option grants.

     The Committee also initiated UAM Stock ownership guidelines for Mr. Reamer and the other Named Executive Officers. These guidelines require Mr. Reamer to maintain an ownership position of shares having a value of no less than five times his annual salary; and Messrs. McNamara, Park, and Kettle to own shares having a value of no less than three times their respective annual salaries by the year 2001. Mr. Salisbury must meet these requirements by the year 2002.

     In determining annual compensation opportunity levels for its Named Executive Officers, including Mr. Reamer, the Committee has taken into consideration company size, performance as measured by Operating Cash Flow per share, revenues, earnings, and assets under management. It also looks at the amounts of annual compensation being paid to the key executives of competitors in the industry, including those comprising the peer group index appearing on page 9. Based on publicly available information, the Committee believes the annual compensation opportunities for Mr. Reamer and the other Named Executive Officers approximated the median of the range of annual compensation opportunities offered by the Company's competitors in the industry.

     In addition to the factors listed above, in determining salary increases for the Named Executive Officers, including Mr. Reamer, the Compensation Committee subjectively considered: each officer's performance; his responsibility for and the increase in his responsibilities during the year as a result of the Company's continued growth and other factors; the importance of the individual to the future growth and profitability of the Company; and the success of the management team in achieving the Company's short-term and long-term goals.

     The Committee and the Board of Directors consider Operating Cash Flow per share to be the most important basis for measuring the value of the Company to its stockholders. Accordingly, bonus payments for 1996 to its executive officers with broad executive and operating responsibilities were based primarily on the sum of the Company's Operating Cash Flow per share as reported each quarter. The formula used by the Committee in calculating each quarterly cash flow bonus for the Named Executive Officers in 1996 provides, in effect, that generally no bonuses would have been paid unless return on equity (calculated using quarterly Operating Cash Flow per share) exceeded approximately 13% ($0.25 quarterly Operating Cash Flow per share threshold under the formula divided by average quarterly stockholders' equity per share for 1996 of $1.87). The four quarterly cash flow bonuses earned for 1996 and reflected in the table on page 5 total $2,666,000 and are based on Operating Cash Flow per share as reported in each quarter of 1996. The level of bonuses earned reflects a return on equity, based on such Operating Cash Flow per share of approximately 41%. Bonuses for executive officers with primary responsibility for acquisitions were based on the annualized amount of base revenue sharing that will accrue to the Company for acquisitions completed during the year. For the bonus earned by Mr. Kettle for 1996, 75% was based on the Operating Cash Flow per share formula and 25% was based on the acquisition formula.

     As noted above, the Committee granted stock options to Mr. Reamer and the other Named Executive Officers for 1996 in an amount equal to such officer's bonus divided by the value per share based on the Black-Scholes Model, without any adjustment for the size of previous option grants made to them. The Committee based option grants to other executive officers of the Company for 1996 on the relative base salaries and bonuses of such officers of the Company, without any adjustment for the size of previous option grants made to them. Ultimately, stock options have value only if the value of the underlying shares increases because the exercise price for the options is set at the market value of the shares on the date of grant.

     The Revenue Reconciliation Act of 1993 included a provision that established a limit for the deduction of compensation paid by public companies to certain executive officers. However, it also provides that amounts paid pursuant to a performance-based compensation arrangement meeting certain conditions are deductible even if they result in total compensation over the limit. The Committee believes that the annual bonus payments described above and the gains from stock options when they are exercised meet the performance-based exemption and therefore will be deductible to the Company for federal income tax purposes.

                                          Compensation Committee

                                          Philip Scaturro, Chairman
                                          Robert J. Greenebaum
                                          Barbara S. Thomas

                           COMPANY STOCK PERFORMANCE

     Set forth below is a graph comparing, over a five-year period beginning December 31, 1991 (the "Commencement Date"), the total return on the Company's Common Stock with the cumulative total return of companies in the Standard & Poor's 500 Stock Index and an asset management industry composite, a self-constructed peer group index (the "Indexes"). This graph assumes a common starting point of $100 invested on December 31, 1991. Total return for the Company's Common Stock as well as for the Indexes is determined on a yearly basis by adding (a) the cumulative amount of dividends from the Commencement Date to the end of the year in question (assuming dividend reinvestment) and (b) the difference between the share price at the Commencement Date and at the end of such year, the sum of which is then divided by the share price at the Commencement Date.

   CUMULATIVE TOTAL RETURN FOR THE FIVE-YEAR PERIOD ENDING DECEMBER 31, 1996

        MEASUREMENT PERIOD
      (FISCAL YEAR COVERED)               UAM               S&P 500            PEER GROUP
1991                                     100.00              100.00              100.00
1992                                     100.82              107.61              110.93
1993                                     138.58              118.41              150.27
1994                                     129.41              120.01              126.47
1995                                     138.63              164.95              180.02
1996                                     198.09              202.73              241.12

* Includes Alliance Capital Management L.P., Atalanta Sosnoff Capital Corp., Bull & Bear Group, Inc., Colonial Group, Inc. (included through 1994 only, as this company was acquired by Liberty Financial Companies, Inc. in 1995), Dreyfus Corp. (included through 1993 only, as this company was acquired by Mellon Bank Corp. in 1994), Duff & Phelps Corp. (included through 1994 only, as this company merged with a unit of Phoenix Home Life Mutual Insurance Company in 1995), Eaton Vance Corp., Franklin Resources, Inc., New England Investment Companies, Inc. (formerly Reich & Tang L.P.), Oppenheimer Capital, L.P., The Pioneer Group, Inc., T. Rowe Price Associates, and PIMCO Advisors, L.P. (formerly Thomson Advisory Group L.P.).

                                VOTING SECURITIES

     Only the record holders of shares of Common Stock of the Company at the close of business on March 19, 1997 may vote at the Meeting. Each share of Common Stock is entitled to one vote on the matters to be voted upon at the Meeting.

     On March 10, 1997, there were 70,024,162 shares of Common Stock issued and outstanding. The following table sets forth certain information, as of March 10, 1997, with respect to the beneficial ownership of UAM's Common Stock (i) by each person or entity known by UAM to own beneficially more than 5% of its Common Stock, (ii) by each of UAM's directors and nominees, (iii) by the Named Executive Officers and (iv) by all of UAM's executive officers and directors as a group. Unless otherwise noted, the persons or entities named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them, subject to community property laws where applicable. Under the heading "Number of Shares Issuable" are listed (and under the heading "Total" are included) shares issuable within 60 days of the date of this Proxy Statement upon the exercise of warrants or stock options owned by the party indicated. The percentage owned is calculated with respect to each party by treating its issuable shares as outstanding, in accordance with rules of the Securities and Exchange Commission.

BENEFICIAL OWNERSHIP OF COMMON STOCK


NAME OF BENEFICIAL OWNER (AND ADDRESS OF       NUMBER OF          NUMBER OF
   OWNER OF MORE THAN FIVE PERCENT)          ISSUED SHARES     SHARES ISSUABLE       TOTAL       PERCENT
----------------------------------------     -------------     ---------------     ---------     -------
Norton H. Reamer(1)...................         2,236,002            151,950        2,387,952       3.40%

Tiger Management L.L.C.(2)............         7,236,800                 --        7,236,800      10.33
  101 Park Avenue
  New York, NY 10178

FMR Corp.(3)..........................         5,172,200                 --        5,172,200       7.39
  82 Devonshire Street
  Boston, MA 02109

Harold J. Baxter(4)...................                --            802,495          802,495       1.13

Duncan Campbell, Jr.(4)(5)............             8,696            570,867          579,563          *

John P. Clay(4).......................         1,478,080                 --        1,478,080       2.11

John K. Dwight(4)(6)..................                --            221,518          221,518          *

Robert J. Greenebaum(7)...............            35,113             44,462           79,575          *

Beverly L. Hamilton...................                --                 --               --          *

Bryant M. Hanley, Jr.(4)..............           853,160             47,522          900,682       1.29

Jay O. Light..........................            17,612             47,231           64,843          *

John F. McNamara......................            62,000            165,800          227,800          *

David I. Russell......................            20,000             42,000           62,000          *

Philip Scaturro(8)....................            96,964             42,848          139,812          *

John A. Shane(9)......................            27,400             42,000           69,400          *

Larry D. Tashjian(4)..................           235,540            169,146          404,686          *

Barbara S. Thomas.....................             2,000             47,231           49,231          *

C. Giles H. Weaver(4)(6)..............            33,686              8,300           41,986          *

John S. Williams(6)...................            44,002             12,488           56,490          *

William H. Park(1)....................           158,655             83,650          242,305          *

Franklin H. Kettle(1).................            56,850             77,250          134,100          *

Charles H. Salisbury(1)...............            15,304             38,100           53,404          *

All UAM Executive Officers and
  Directors as a Group (21 Persons)...         2,862,623          1,998,574        4,861,197       6.75

---------------

 *  Indicates less than 1%

(1) Does not include amounts allocated to the named security holder's account in the UAM Deferred Compensation Plan as notional shares. Mr. Reamer and Mr. Park each hold 4,172 of such notional shares, Mr. Salisbury holds 2,513 of such notional shares, and Mr. Kettle holds 845 of such notional shares.

(2) The named security holder reported having shared voting power and shared dispositive power with respect to all such shares as of December 31, 1996.

(3) The named security holder has sole dispositive power with respect to all such shares and sole voting power with respect to 23,000 of such shares as of December 31, 1996.

(4) The named security holder is a former owner of a UAM subsidiary, and as such received (directly or indirectly) a portion of the purchase price paid in connection with such transaction in UAM Common Stock or warrants to purchase shares of UAM Common Stock. The security holder had no connection with UAM prior to such acquisition.

(5) Includes 4,252 shares held in various charitable organizations of which Mr. Campbell is a director. Mr. Campbell has shared voting and investment power with respect to such shares.

(6) The named security holder is a current director of UAM who is not standing for reelection.

(7) Includes 14,400 shares owned by Mr. Greenebaum's wife, as to which Mr. Greenebaum disclaims beneficial ownership.

(8) Does not include 2,310,000 shares of Common Stock owned by entities affiliated with Allen Holding Inc., of which Mr. Scaturro is an Executive Vice President and Managing Director. Also does not include 7,100 shares of Common Stock owned by the Philip Scaturro Foundation, of which Mr. Scaturro is President, Treasurer and Trustee. Mr. Scaturro disclaims beneficial ownership of all such shares.

(9) Includes 2,264 shares of Common Stock owned by Palmer Service Corporation, of which Mr. Shane is President.

                  APPROVAL OF CERTAIN TERMS AND CONDITIONS OF
            COMPENSATION ARRANGEMENTS FOR CERTAIN EXECUTIVE OFFICERS
              FOR PURPOSES OF INTERNAL REVENUE CODE SECTION 162(M)

     Under Section 162(m) of the Internal Revenue Code, public companies are not allowed to deduct for income tax purposes annual compensation paid to certain executive officers in excess of $1,000,000 per executive except to the extent that such excess is paid pursuant to an arrangement tied to performance and for which certain terms and conditions have been approved by stockholders. Under arrangements used by UAM's Compensation Committee as described in the Compensation Committee Report on page 7, the Company's Operating Cash Flow per share is the measure used for determining cash flow bonuses for executive officers with broad executive and operating responsibilities. Bonuses for executive officers with responsibility for acquisitions are based on the annualized amount of base revenue sharing that will accrue to the Company for acquisitions completed during the year. In some instances, an executive officer may participate in both bonus arrangements. The maximum individual annual bonus payments under either or both arrangements cannot exceed $2,000,000, and these bonus arrangements will apply to any person whose annual compensation is subject to Code Section 162(m).

     Bonuses paid under the foregoing arrangements are deductible so long as the Company's Compensation Committee is composed of outside Directors, and each year (before April 1) the Committee adopts non-discretionary cash-flow and acquisition bonus schedules, and certifies the level of performance attainment after the close of the bonus year. All of these requirements were satisfied for 1996 bonuses.

VOTE REQUIRED

     Approval of the revised compensation arrangements described above for purposes of Internal Revenue Code Section 162(m) requires the affirmative vote of the holders of at least a majority of the shares of Common Stock present or represented at the meeting and voting thereon. See "Quorum and Voting Procedures" below. The Board of Directors recommends a vote FOR approval of such compensation arrangements. Unless there is a change in the material terms of the arrangements, including a change in the performance goals or the payment formula, such compensation arrangements will not be resubmitted to the stockholders for another vote for five years.

          APPROVAL OF THE AMENDED AND RESTATED 1994 STOCK OPTION PLAN

     The Board has adopted and recommends that the stockholders approve the United Asset Management Corporation Amended and Restated 1994 Stock Option Plan (the "Amended 1994 Plan"). The Amended 1994 Plan has been adopted to ensure that an adequate number of option shares will be available to provide appropriate incentives to key employees, directors and other persons who provide significant services to UAM and its 47 affiliated firms. The success of an institutional investment management organization such as UAM is highly dependent on the retention and continuing motivation of the key professionals and administrative staff who work in the operating firms and the parent company corporate offices or perform other key services for the Company. The Company has found that an active program of awarding stock options to those key employees and other persons has been, and management believes will continue to be, an important component of their compensation arrangements in a manner that will directly associate their interests with those of the stockholders of the Company.

     The Company currently has only 1,485,367 shares available for future option grants under all existing plans. The Company believes that additional option shares should be made available to give the Company maximum flexibility in providing appropriate incentives to key personnel and directors. If approved at the Meeting, the Amended 1994 Plan will replace the 1994 Eligible Directors Stock Option Plan (the "Directors Option Plan") and will become the Company's only stock option plan. Upon stockholder approval, 5,500,000 additional shares of Common Stock will become available under the Amended 1994 Plan. The additional shares represent 7.9% of UAM Common Stock currently outstanding and, with the 1,485,367 shares carried forward from the existing 1994 Plan, represent less than 10% of currently outstanding Common Stock. As of March 10, 1997, there were 6,891,113 shares covered by outstanding stock options under the 1994 Plan and all prior plans.

     In addition to the 6,985,367 shares currently reserved for issuance under the Amended 1994 Plan, the Compensation Committee may designate for issuance under the Amended 1994 Plan any shares of Common Stock that are repurchased by the Company (the "Repurchased Shares") under its existing Stock Repurchase Program on the open market or in private transactions in which the Company pays fair market value, so long as the aggregate price paid for the Repurchased Shares does not exceed the cumulative amount received in cash by the Company for the exercise of options granted under the Amended 1994 Plan.

MATERIAL FEATURES OF THE AMENDED 1994 PLAN

     The Amended 1994 Plan provides for the granting of Incentive Stock Options ("ISOs") and Non-Incentive Stock Options ("NISOs") to purchase shares of Common Stock. The Amended 1994 Plan also provides for the granting of "approved" options to employees working in the United Kingdom ("U.K. Options") and will, upon approval by the stockholders, provide for the granting of NISOs to the Company's directors (see "Eligible Director Options" below). Under the Amended 1994 Plan, ISOs, NISOs and U.K. Options may be granted in the future for the purchase of up to 6,985,367 shares of the Common Stock. The closing price of the Common Stock as reported by the New York Stock Exchange on March 10, 1997 was $27.875 per share.

     The general purpose of the Amended 1994 Plan is to encourage employees who have substantial responsibility for the Company's (including affiliated firms') management and growth to maintain their employment and to increase their proprietary interest in the success of the Company and to motivate other individuals who provide important services to the Company. All executive officers and other key employees of the Company and its subsidiaries, as well as non-employees other than directors who provide important services to the Company (all such individuals hereinafter "Employees"), are eligible to participate in the Amended 1994 Plan. At present, the Company and its subsidiaries have approximately 2,340 such employees (including the Executive Officers) who will be eligible to participate in the Amended 1994 Plan.

     The Amended 1994 Plan and the grant of options thereunder will continue to be administered by the Compensation Committee of the Board of Directors consisting, where required, of not less than three directors who are both "non-employee," as that term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside," as that term is defined in regulations relating to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     The Compensation Committee has the power to determine which Employees will be granted options under the Plan, whether such options will be ISOs, NISOs or U.K. Options (subject in each case to applicable legal restrictions), the number of shares of Common Stock covered by, and the duration of, each option so granted under the Amended 1994 Plan, and other terms and conditions applicable to each option so granted under the Amended 1994 Plan. These determinations are made at the time the option is granted. The Compensation Committee is also authorized to interpret the Amended 1994 Plan and prescribe rules and regulations relating to the Amended 1994 Plan. In selecting the Employees to whom options will be granted and in deciding how many shares will be subject to each option, the Compensation Committee considers, among other relevant factors, the importance of an Employee's duties, the Employee's experience with the Company or a subsidiary of the Company, the Employee's future value to the Company or a subsidiary of the Company, and the Employee's present and potential contribution to the success of the Company and its subsidiaries.

     In accordance with Code Section 162(m), a public company may not deduct certain executives' compensation in excess of $1,000,000 per individual unless such compensation is performance-based. Options are deemed performance-based only to the extent that, among other things, the plan to which they relate specifies the maximum number of options which may be granted to any Employee during a specified period of time. Accordingly, the Amended 1994 Plan indicates that the maximum number of options which may be granted to an Employee in any calendar year is 300,000.

     The price at which shares of Common Stock may be purchased upon the exercise of options granted under the Amended 1994 Plan also will be determined by the Compensation Committee at the time the option is granted within certain parameters. In the case of ISOs and U.K. Options, the exercise price per share may not be less than the fair market value of a share of Common Stock on the date the option is granted, or, in the case of an ISO granted to an employee who owns over 10% of the Common Stock at the time of grant, the exercise price per share may not be less than 110% of such fair market value. A non-employee may not be granted ISOs or U.K. Options under the Amended 1994 Plan. The exercise price per share for NISOs granted to key Employees and directors may not be less than 50% of the fair market value of a share of Common Stock on the date of grant, except that the exercise price per share of a NISO granted to a Covered Employee may not be less than 100% of the fair market value of a share of Common Stock on the grant date. The term "Covered Employee" includes the Chief Executive Officer of UAM at the end of any taxable year and those individuals whose compensation is required to be disclosed in the Proxy Statement Summary Compensation Table. No option under the Amended 1994 Plan may be granted with an exercise price less than the par value of the Common Stock.

     The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year under the Amended 1994 Plan may not exceed $100,000. The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which U.K. Options are outstanding for an individual under the Amended 1994 Plan may not exceed U.K. L30,000 sterling.

     In the event an option granted under the Amended 1994 Plan expires or terminates before it has been exercised in full, the shares of Common Stock allocable to the unexercised portion of such option will be available for the grant of future options under the Amended 1994 Plan.

     Any ISO or U.K. Option granted under the Amended 1994 Plan will be transferable only by will or under the laws of descent and distribution. The form of option grant adopted under the Amended 1994 Plan will permit the option holder to transfer NISOs to family members, either outright or in trust. In the event that an Employee who holds an option granted under the Amended 1994 Plan dies before the date of expiration of such option, such option will terminate one year following the date of death (subject to the condition that no

ISO or U.K. Option may be exercisable after the expiration of five or ten years from its date of grant, as applicable), and may be exercised prior to such termination by the executors or administrators of the estate of such holder or (except for U.K. Options) by any person to whom such option may have been transferred. All options granted under the Amended 1994 Plan to Employees will terminate no later than three months after the severance of the employment or other service relationship between the Company and the optionee for any reason, for cause or without cause, other than death.

     Employees who exercise options to purchase securities under the Amended 1994 Plan shall pay cash in the full amount of the option price at the time of exercise and/or shall deliver other shares of Common Stock owned by the Employee with a fair market value equal to the exercise price of the option shares to be purchased. If, however, the Compensation Committee determines in good faith that an exercise of an option through the delivery of shares of the Company's Common Stock is not in the best interest of the Company, the Committee may withhold the right to so exercise the option and require payment of the purchase price in cash.

     At the discretion of the Compensation Committee, options granted under the Amended 1994 Plan may be made exercisable in installments which become available to the optionee from time to time during the term of the option, and the expiration date of each option will be determined by the Compensation Committee at the time such option is granted. However, no ISO or U.K. Option granted under the Amended 1994 Plan may be exercised more than ten years after the date of grant, and no ISO granted to a person who owns over 10% of the Common Stock at the time of grant may be exercised more than five years following the date of grant. The Amended 1994 Plan itself will expire in 2007. The 1994 Plan prior to amendment and restatement expired in 2004.

     The aggregate number and kind of shares reserved under the Amended 1994 Plan, the number of shares as to which options have been granted to any individuals, and the option prices per share shall be appropriately adjusted by the Board of Directors of the Company (with the advice of the Company's auditors and the consent of the Board of Inland Revenue, in the case of shares with respect to which U.K. Options are outstanding) in the event of any recapitalization, stock split, stock dividend, combination of shares, or other similar change in the capitalization of the Company, but no adjustment in any option price shall be made which would reduce the option price to less than the par value per share. In the event of a dissolution, liquidation, merger, consolidation or reorganization of the Company, the Board may decide to terminate each outstanding option as of the date of such event, and if it does so, shall suspend the exercise of all outstanding options a reasonable time prior to any such event upon fourteen days advance notice of such suspension to each optionee so as to permit exercise of vested outstanding options prior to such suspension.

     The Compensation Committee may also grant NISOs which in one or more respects do not meet the requirements for ISOs established by Section 422 of the Code. Options which otherwise qualify as ISOs may be issued as NISOs under the Amended 1994 Plan, if the option so specifies at the time of the grant. Subject to the terms of the Amended 1994 Plan, the Compensation Committee, in its sole discretion, may establish the terms and conditions for each NISO which it grants.

     Within certain limits, the Board has the right to alter, amend or revoke the Amended 1994 Plan. The Board may not, however, without the approval of the shareholders, alter or amend the Plan to increase the maximum number of shares of Common Stock that may be issued under the Amended 1994 Plan or materially modify the requirements as to eligibility for participation in the Amended 1994 Plan.

U.K. OPTIONS

     The Amended 1994 Plan provides for the granting of "approved" options to Employees of the Company or its subsidiaries who are subject to income tax laws of the United Kingdom. U.K. Options will be subject to certain additional terms as required by Sections 185-187 and Schedule 9 of the Taxes Act 1988. U.K. Options shall be granted only to Employees who are required to work at least 20 hours per week for the Company or its subsidiaries (25 hours per week, in the case of Employees who are also directors of the Company or its subsidiaries). U.K. Options shall not be granted to any Employee who at the time of the grant would hold outstanding U.K. Options under all plans of the Company to purchase shares of the Common Stock with a value in excess of that described in the preceding section on page 13. The Company expects that the Board of

Inland Revenue of the United Kingdom will approve the portions of the Amended 1994 Plan under which the U.K. Options will be granted, and thus the U.K. Options are expected to provide significant U.K. income tax benefits to Employees who receive and exercise such options.

ELIGIBLE DIRECTOR OPTIONS

     As part of the proposed Amended 1994 Plan, the UAM Board of Directors has also approved and recommends that the stockholders approve an Eligible Director stock option program. Upon approval at the annual meeting, that program will supersede the existing Directors Option Plan. "Eligible Director" means any director who is not an officer or employee of the company or its subsidiaries. Currently there are six Eligible Directors on UAM's Board.

     The Eligible Director stock option program is designed to attract, retain and motivate directors and to promote a strong identity of interests among the Company, the directors, and the Stockholders. In addition, the discounted option program described below (discounted options granted in lieu of cash retainer fees) results in the Company receiving the benefit of greater equity investment by its directors while saving the cash otherwise payable as fees. The Company believes that this aspect of the Eligible Director stock option program has encouraged directors to make a greater equity investment in UAM and further aligned the interests of its directors and stockholders.

     Because of recent changes in Exchange Act Rule 16b-3, it is now possible to provide more flexibility in the granting of options to directors of the Company without risk of violating the six-month trading provisions of Section 16 of the Exchange Act. This flexibility has permitted the inclusion of director options under the general provisions of the Amended 1994 Plan for the granting of NISOs. Nevertheless, the following provisions will specifically apply to "Eligible Director" options (as defined below): (1) automatic grant of NISOs for 14,000 shares of Common Stock annually; (2) election by any Eligible Director to waive his or her annual cash retainer fee in exchange for a discounted stock option;
(3) expiration of options after five years; and (4) an overall ceiling on Eligible Director option grants of 800,000 shares, which are included in the 6,985,367 total shares authorized for issuance under the Amended 1994 Plan.

     Each Eligible Director then serving as a director will automatically be granted NISOs for 14,000 shares of Common Stock on the 30th day following the date of the Annual Meeting of Stockholders in each of the years during the term of the Amended 1994 Plan. Shares may be purchased under these options at the fair market value on the date of grant, no less than six months after the grant date. The total number of shares underlying options automatically granted this year to the Eligible Directors as a group will be 98,000 assuming that the Company will have seven Eligible Directors.

     Eligible Directors will also be entitled, on a semi-annual basis, to elect to receive discounted options in lieu of all or any portion of the annual cash retainer fee payable to them with respect to such six-month period. The election must be made prior to receipt of the cash retainer fee.

     Discounted options granted to an Eligible Director for a six-month period will become exercisable six months after the date of grant, at a discounted price of 75% of the market value of the Common Stock on the date of grant. The number of shares of Common Stock under option will equal the amount of the cash retainer fee divided by 25% of the market value of the Common Stock on the date of grant. The operation of the formula can be illustrated as follows: if a director elects to receive a discounted stock option in lieu of all of his semi-annual retainer fee (currently $14,000) and UAM's stock price is $30.00 on the grant date, an option will be granted to purchase 1,867 shares of Common Stock ($14,000 divided by $7.50) at $22.50 per share. A discounted option may be granted only with respect to a director's retainer fee and not in lieu of fees paid for attendance at meetings of the Board of Directors or any committee thereof, or any expenses of the director which the Company reimburses.

     Options granted to Eligible Directors will cease to be exercisable six months after an Eligible Director ceases to be a director for any reason other than death. In the event of an Eligible Director's death, his or her outstanding options (whether exercisable or not on the date of death) may be exercised within 12 months after such date (subject to the condition that no such option may be exercised after the expiration of five years from its date of grant) by the executors or administrators of his or her estate or by any person to whom such option may have been transferred.

     Certain other provisions of the Amended 1994 Plan will also apply to Eligible Director option grants, including so-called "pyramiding" or cashless exercise, transferability, and adjustment for recapitalizations.

U.S. INCOME TAX ASPECTS OF STOCK OPTIONS

     The rules governing the tax treatment of options and stock acquired upon the exercise of options are quite technical. Therefore, the description of tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws and the tax laws of other countries may not be the same as under the federal income tax laws.

     ISOs granted pursuant to the Amended 1994 Plan are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code. If the participant makes no disposition of the shares acquired pursuant to exercise of an ISO within one year after the transfer of shares to such participant and within two years from grant of the option, such participant will realize no taxable ordinary income as a result of the grant or exercise of such option; any gain or loss that is subsequently realized will be treated as long-term capital gain or loss, as the case may be. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of such incentive options or the transfer of shares upon their exercise. Under current law, long-term capital gain is taxed at a maximum rate of 28%.

     If shares subject to ISOs are disposed of prior to the expiration of the above time periods, the participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of the market value of the shares on the date of exercise over the option price, or (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the Company satisfies certain federal income tax withholding requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

     A participant who acquires shares by exercise of a NISO generally recognizes as taxable ordinary income, at the time of exercise, the difference between the exercise price and the fair market value of the shares on the date of exercise. The amount of the participant's taxable income will ordinarily be deductible by the Company in the same year in which the participant recognizes the taxable income, provided that the Company satisfies certain federal income tax withholding requirements and subject to the requirements of Section 162(m) with respect to Covered Employees described above.

BENEFITS UNDER THE 1994 PLAN

     As a result of the discretionary nature of the Amended 1994 Plan, it is not possible to determine who the participants in such Plan will be, or the number of options or other awards to be received by any person or group under such Plan. The following table sets forth information with respect to the grant of options under the 1994 Plan to the executive officers named in the Summary Compensation Table (the "Executive

Officers"), to all current executive officers as a group, to all non-executive directors as a group, and to all other employees (excluding executive officers) as a group, during the last fiscal year.

                                                                                 VALUE OF UNEXERCISED
                                                                                     IN-THE-MONEY
                                                                                      OPTIONS AT
NAME AND POSITION                                            NUMBER OF UNITS       MARCH 10, 1997(1)
-----------------                                            ---------------     --------------------
Norton H. Reamer...........................................        75,000             $  684,375
  President and Director

John F. McNamara...........................................        63,200                576,700
  Executive Vice President and Director

William H. Park............................................        48,000                438,000
  Executive Vice President

Franklin H. Kettle.........................................        51,200                467,200
  Executive Vice President

Charles H. Salisbury.......................................        38,800                354,050
  Executive Vice President

All Current Executive Officers as a Group (11 persons).....       419,400              3,717,025

All Non-Executive Directors as a Group (10 persons)(2).....        70,108                266,743

All Employees (excluding Executive Officers) as a Group....     1,169,136              7,399,119

---------------
(1) An "in-the-money" option is an option for which the option price of the underlying stock is less than the March 10, 1997 market price; the value shown reflects stock price appreciation since the date of the granting of the option.

(2) None of the directors who are principals of UAM subsidiaries were granted options in 1996.

VOTE REQUIRED

     Approval of the Amended and Restated 1994 Stock Option Plan described above requires the affirmative vote of the holders of at least a majority of the shares of Common Stock present or represented at the meeting and voting thereon, provided that the number of votes cast for and against the Amended 1994 Plan must exceed 50% of the number of shares entitled to vote thereon. See "Quorum and Voting Procedures" below. The shares represented by the proxies solicited by the Board of Directors will be voted for the approval of the Amended 1994 Plan unless a contrary choice is specifically indicated. The Board of Directors recommends a vote FOR approval of the Amended and Restated 1994 Stock Option Plan.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

     Upon the recommendation of its Audit Committee, the Board of Directors has selected the firm of Price Waterhouse LLP ("Price Waterhouse") as independent accountants of the Company for the year ending December 31, 1997, subject to ratification by vote of the holders of a majority of the shares of Common Stock voting thereon at the Annual Meeting. A representative of Price Waterhouse, which served as independent accountants for 1996, is expected to be present at the Meeting, with the opportunity to make a statement if he or she desires to do so, and to be available to respond to appropriate questions.

     The persons named as proxies in the accompanying form of Proxy intend (unless specific contrary instructions are given) to vote for ratification of the selection of Price Waterhouse as independent accountants for the 1997 fiscal year.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its offices at One International Place, Boston, Massachusetts 02110 no later than November 21, 1997 in order to be considered for inclusion in the Proxy Statement and Proxy card relating to that meeting.

                          QUORUM AND VOTING PROCEDURES

     The By-laws of the Company (the "By-laws") provide that a majority of the shares of Common Stock issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at a meeting of stockholders of the Company. Shares of Common Stock represented by a properly signed and returned proxy are considered as present at the Meeting for purposes of determining a quorum. Abstentions are counted as present for purposes of determining the existence of a quorum.

     Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the owners. If specific instructions are not received, however, brokers may vote these shares in their discretion, depending on the type of proposal involved. However, the New York Stock Exchange can preclude brokers from exercising their voting discretion on certain proposals. Without specific instructions from the beneficial owner in such case, the broker may not vote on that proposal. This results in what is known as a "broker non-vote" on such a proposal. In the event of a broker non-vote with respect to any issue coming before the Meeting, the Proxy will nonetheless be counted as present for purposes of determining the existence of a quorum. The effect of broker non-votes on each agenda item is described below.

     The vote required for the election of directors is the affirmative vote of a plurality of the shares present or represented at the Meeting and entitled to vote thereon. Unless authority to vote for any director is withheld in the Proxy, votes will be cast in favor of election of the nominees listed herein. Votes withheld from election of directors will be excluded entirely from the vote and will have no effect.

     The vote required for approval of the Compensation Arrangements for Certain Executive Officers and approval of amendments to the 1994 Stock Option Plan is the affirmative vote of a majority of the shares of Common Stock present or represented at the Meeting and voting thereon. Neither abstentions as to this proposal nor broker non-votes will count as votes cast "for" or "against" this proposal and accordingly, they will not be included in calculating the number of votes necessary for approval of this proposal. Brokers have discretionary authority to vote on this proposal.

     If a properly signed Proxy is returned to the Company by a stockholder of record and is not marked, it will be voted in accordance with the Board's recommendations on all proposals.

     The Board of Directors knows of no business which will be presented for consideration at the Meeting other than that shown above. However, if any other proper business should come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Proxies in respect to any such business in accordance with their best judgment. Matters with respect to which the enclosed form of Proxy confers such discretionary authority are as follows: (i) matters which the Board of Directors does not know are to be presented at the Meeting as of a reasonable time before the mailing of this Proxy Statement; (ii) approval of the minutes of the prior meeting of stockholders, such approval not constituting ratification of the action taken at such meeting; (iii) election of any person as a director if any of the nominees named herein is unable to serve or for good cause will not serve; and (iv) matters incident to the conduct of the Meeting.

     Any stockholder giving a Proxy in the accompanying form retains the power to revoke it, by appropriate written notice to the Secretary of the Company or by the giving of a later-dated Proxy, at any time prior to the exercise of the powers conferred thereby. Attendance in person at the Meeting will not itself be deemed to revoke a Proxy unless the stockholder gives an affirmative notice at the Meeting that the stockholder intends to revoke the Proxy and to vote in person.

     The shares represented by the Proxy will be voted as directed by the stockholder giving the Proxy.

IF NO CONTRARY INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED (1) TO FIX THE NUMBER OF DIRECTORS AT 14 AND TO ELECT THE PERSONS NAMED UNDER "ELECTION OF DIRECTORS"; (2) TO APPROVE THE COMPENSATION ARRANGEMENTS FOR CERTAIN EXECUTIVE OFFICERS; (3) TO APPROVE THE AMENDED AND RESTATED 1994 STOCK OPTION PLAN; (4) TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR 1997; AND (5) IN THE DISCRETION OF THE PROXYHOLDER AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

                                 OTHER MATTERS

     The cost of preparing, assembling and mailing the proxy material will be borne by the Company. In addition to the use of the mails, certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain Proxies. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and to request instructions for voting the Proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection therewith.

                                          By Order of the Board of Directors,

                                          JOSEPH R. RAMRATH
                                          Secretary

March 21, 1997
Boston, Massachusetts

                                                                         3/19/97
                       UNITED ASSET MANAGEMENT CORPORATION

                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN


                                    PREAMBLE
                                    --------

         The plan (the "Plan") comprises three subplans: Subplan A covers options to be granted to any key employees, including officers, and any non-employees (other than directors) who provide important services to United Asset Management Corporation, a Delaware corporation ("UAM") or any of its subsidiaries or parents. Subplan B covers options to be granted to employees of UAM or of its subsidiaries who are subject to the income tax laws of the United Kingdom, to the extent that such options can be granted with favorable income tax treatment under such United Kingdom laws. Subplan C covers options to be granted to non-employee directors of UAM.

         Subject to the adjustments provided in the Plan, the aggregate number of shares of Common Stock of UAM which may be issued and sold pursuant to incentive stock options (as defined below) granted under Subplan A or Options (as defined below) granted under Subplan B of the Plan shall not exceed 6,985,367 shares of Common Stock (as defined below), which may be either authorized but unissued shares or treasury shares. The aggregate number of shares of Common Stock which may be issued and sold pursuant to non-incentive stock options (as defined below) granted under Subplan A or Subplan C of the Plan shall not exceed the sum of (1) the number of shares specified in the preceding sentence, less the number of shares (a) issued pursuant to Subplan A incentive stock options and Subplan B Options and (b) underlying outstanding Subplan A incentive stock options and Subplan B Options, plus (2) shares of Common Stock reacquired by UAM for fair market value, provided that the cumulative amount received in cash by UAM upon the exercise of options granted under the Plan shall not be less than the aggregate amount paid for such reacquired shares underlying non-incentive stock options. If any option granted under the Plan shall terminate or expire without being fully exercised, the shares which have not been purchased will again become available for purposes of the Plan.

                     SUBPLAN A--U.S. SUBPLAN PORTION OF THE
                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN

1.       PURPOSE OF SUBPLAN A

         The purpose of this Subplan A is to encourage key employees, including officers, of UAM and any present or future subsidiary and parent of UAM (hereinafter collectively referred to as the "Company") as well as non-employees (other than directors of UAM) who provide important services to the Company to acquire shares of common stock of UAM, $.01 par value per share (the "Common Stock"), and thereby increase their proprietary interest in the Company's success and provide an added incentive to remain in the employ of the Company. For purposes of this Subplan A, the words parent and subsidiary shall be interpreted in accordance with Section 422 and Section 424 of the Internal Revenue Code of 1986, as from time to time amended (the "Code"). It is intended that options granted under this Subplan A shall constitute either "incentive stock options" within the meaning of Section 422 of the Code, or "non-incentive stock options", as determined by the Committee named in Section 3 of this Subplan in its sole discretion and indicated on each form of option grant (the "Option Grant"), and the terms of this Subplan and the Option Grants shall be construed accordingly.

2.       SHARES RESERVED UNDER SUBPLAN A

         Subject to the adjustment provided in Section 9, the aggregate number of shares of Common Stock which may be issued and sold pursuant to options granted under this Subplan A of the Plan shall be determined in accordance with the Preamble above.

3.       ADMINISTRATION

         Except to the extent otherwise provided in Subplan B, the Plan shall be administered by a committee (the "Committee") consisting of not less than three
(3) members of the Board of Directors of UAM (the "Board"). Each of the members of the Committee shall be a person who in the opinion of counsel to the Company is (i) a "non-employee" as such term is used in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), and (ii) an "outside director" as such term is used in Treasury regulation Section 1.162-27(e) (3) under Section 162(m) of the Code. The Committee shall be appointed by, and shall serve at the pleasure of, the Board of Directors. A majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all the members of the Committee without a meeting, shall constitute the acts of the Committee. The Committee shall have the powers granted to it in Sections 3, 4, 5, 7 and 8 of this Subplan A. The Committee is authorized to interpret this Subplan A and, subject to the provisions of the Subplan, to prescribe, amend, and rescind rules and regulations relating thereto. The Committee is further authorized, subject to the express provisions of this Subplan A, to alter or amend the form of Option Grant attached hereto as Exhibit A and to make all other determinations necessary or advisable in the administration of the Subplan. The interpretation and administration by the Committee of any provisions of this Subplan A and the Option Grant shall be final and conclusive on all persons having any interest therein.

         Notwithstanding any other provision of this Plan, if the Committee determines that a person to whom an option may be granted under this Subplan A will neither be a "covered employee" within the meaning of Section 162(m) of the Code nor an employee subject to the short-swing profits rules of Section 16(b) of the Act at any time from the date of grant until the end of the term of any option which could be granted under this Subplan A at the time of such determination, such options may be granted to such person by a committee consisting of any number of members of the Board, any or all of whom would not then be eligible to serve on the Committee. With respect to all options referred to in this paragraph, the committee referred to in this paragraph shall have all powers otherwise granted to the Committee in Sections 3, 4, 5, 7 and 8 of this Subplan A, but the committee referred to in this paragraph shall not otherwise administer this Subplan A.

         No members of the Committee or of any committee referred to in the preceding paragraph or of the Board shall be held liable for any action or determination made in good faith with respect to the Plan, this Subplan A, or any option granted hereunder.

4.       OPTION GRANTS

         Options to purchase shares of Common Stock under this Subplan A may be granted to key employees (including officers and directors who are employees) of the Company and to non-employees who provide important services to the Company. The term "Employee" will include, for purposes of this Subplan A key employees as well as such non-employees who provide important services to the Company. In selecting the Employees to whom options will be granted and in deciding how many shares of Common Stock will be subject to each option, the Committee shall give consideration to the importance of an Employee's duties, to his experience with the Company, to his future value to the Company, to his present and potential contribution to the success of the Company, and to such other factors as the Committee may deem relevant. Subject to the express provisions of the Plan and the form of Option Grant incorporated herein by reference as from time to time altered or amended, the Committee shall have authority to determine with respect to each Option Grant the number of installments, the number of shares of Common Stock in each installment, and the exercise dates, and, to the extent not inconsistent with the applicable provisions of the Code, if any, may specify additional restrictions and conditions for any Option Grant. Each incentive stock option shall expire not later than ten years from the date of the grant of such option.

         Except as provided in Section 7 of this Subplan A, no incentive stock option may be granted to any Employee who, at the time such option is granted owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company within the meaning of Section 422 of the Code. Non-employees who provide services to the Company shall not be eligible to receive incentive stock options under the Plan.

         The date of grant of an option under this Subplan A shall be the date the Committee votes to grant the option, but no optionee shall have the right to exercise his option until the Company has executed and delivered the Option Grant to such optionee. Each option granted under this Subplan A shall be evidenced by and subject to the terms and conditions of the Option Grant which is incorporated into the Plan by reference as from time to time altered or amended.

         No incentive stock option may be transferred by the optionee, other than by will or the laws of descent and distribution. An incentive stock option can be exercised during such individual's life only by him. Notwithstanding the foregoing, the Committee may grant non-incentive stock options under this Subplan A or under Subplan C that are transferable (subject to any terms and conditions imposed by the Committee) by the optionee, either directly or in trust, to one or more members of the optionee's family. Following any transfer permitted pursuant to this paragraph, of which the optionee has notified the Committee in writing, such option may be exercised by the transferee(s), subject to all terms and conditions of the Option Grant. For these purposes, the members of the optionee's family are only the optionee's: (i) spouse; (ii) lineal descendants; (iii) lineal ancestors; and
(iv) siblings and spouses and children of such siblings.

5.       OPTION PRICE

         The price per share at which each option granted under this Subplan A may be exercised shall be determined by the Committee subject to the provisions of this Section 5. In the case of an incentive stock option, the exercise price shall not be less than the fair market value per share on the date of the grant, as determined by the Committee in accordance with applicable provisions of the Code then in effect. In the case of a non-incentive stock option, the exercise price shall not be less than 50% of the fair market value per share on the date of grant, as so determined. In no event shall the option price per share for any option under the Plan be less than the par value per share.

6.       LIMITATION ON AMOUNT

         The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year under all plans of the Company shall not exceed $100,000. To the extent that the aggregate value of such options (determined in the order in which they were granted) exceeds such amount, such options shall be treated as non-incentive stock options.

         The maximum number of shares with respect to which any options may be granted under the Plan (including this Subplan A, to any individual during any single calendar year shall be 300,000 shares.

7.       SPECIAL RULE FOR 10 PERCENT SHAREHOLDERS

         The Committee may grant incentive stock options under this Subplan A to Employees who own more than 10 percent of the combined voting stock of the Company if (i) at the time of the Option Grant the price per share at which the option may be exercised is at least 110 percent of the fair market value of the stock subject to the option and (ii) such option is not exercisable after the expiration of five years from the date such option is granted.

8.       NON-INCENTIVE STOCK OPTIONS

         Notwithstanding the provisions of Sections 4, 5, 6 and 7 of this Subplan A, the Committee may grant options which in one or more respects do not meet the requirements for incentive stock options established by Section 422 of the Code. The Committee shall indicate on each Option Grant whether an incentive stock option within the meaning of Section 422 of the Code or a non-incentive stock option is thereby granted.

         Except as otherwise provided in this Subplan A, the Committee, in its sole discretion, shall establish the terms and conditions for each non-incentive stock option which it grants. Such terms and conditions may, but need not, include some or all of the provisions of Sections 4, 5, 6 and 7 of this Subplan A with respect to incentive stock options. If the Committee grants an option which in all respects meets the requirements for incentive stock options it may nonetheless designate such option a non-incentive stock option on the Option Grant.

9.       ADJUSTMENT OF SHARES RESERVED UNDER THE PLAN

         The aggregate number and kind of shares reserved under the Plan, the maximum number of shares as to which options may be granted to any individual and the option price per share shall be appropriately adjusted by the Board in the event of any recapitalization, stock split, stock dividend, combination of shares, or other similar change in the capitalization of the Company, but no adjustment in the option price shall be made which would reduce the option price per share to less than the par value per share, and any adjustment in the option price for options granted under Subplan B of the Plan shall be subject to the requirements of Rule 5 of Subplan B.

10.      DISSOLUTION OR REORGANIZATION

         Prior to a dissolution, liquidation, merger, consolidation, or reorganization of the Company (the "Event"), the Board may decide to terminate each outstanding option granted under this Subplan A. If the Board so decides, such option shall terminate as of the effective date of the Event, but the Board shall suspend the exercise of all outstanding options a reasonable time prior to the Event, giving each optionee not less than fourteen days written notice of the date of suspension, prior to which an optionee may purchase in whole or in part the shares available to him as of the date of receipt of the notice. If the Event is not consummated, the suspension shall be removed and all options shall continue in full force and effect, subject to the terms of their respective Option Grants.

11.      AMENDMENT AND TERMINATION OF PLAN AND SUBPLAN A

         The Board may amend, suspend, or terminate the Plan and/or this Subplan A, including the form of Option Grant incorporated herein by reference. No such action, however, may, without approval or ratification by the shareholders, increase the maximum number of shares reserved under the Plan except as provided in Section 9 of this Subplan A, Rule 5 of Subplan B, or Section 8 of Subplan C, alter the class or classes of individuals eligible for options, or make any other change which, pursuant to the Code or regulations thereunder or Section 16(b) of the Act and the rules and regulations promulgated thereunder, requires action by the shareholders. No such action may, without the consent of the holder of the option, alter or impair any option previously granted.

         In any event, the Plan shall terminate 10 years from the date of adoption of the amended and restated Plan by the Board of Directors, or if earlier, from the date of its approval by the shareholders. Any shares remaining under the Plan at the time of termination which are not subject to outstanding options and any shares which thereafter become available because of the expiration or termination of an option shall cease to be reserved for purposes of the Plan.


12.      RIGHT TO TERMINATE EMPLOYMENT

Nothing contained herein or in any Option Grant executed pursuant hereto shall restrict the right of the Company to terminate the employment of any optionee at any time.

13.      DATE OF ADOPTION

         The date of adoption of this amended and restated Plan by the Board is January 20, 1997.

14.      DATE OF APPROVAL

The date of approval of this amended and restated Plan by the shareholders and the Plan's effective date is May 15, 1997.

                                                                         3/19/97

                        SUBPLAN B - UK SUBPLAN PORTION OF
                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN

                RULES OF THE UNITED ASSET MANAGEMENT CORPORATION
                ------------------------------------------------

                          EMPLOYEE SHARE OPTION SCHEME
                          ----------------------------


1.       DEFINITIONS
         -----------

         In this Scheme (hereinafter sometimes referred to as the "UK Subplan"), unless the context otherwise requires, the following words and expressions shall have the following meanings:

"Act"                      the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Adoption Date"            the date on which the Scheme is adopted by the Company.

"Associated Company"       the meaning given to that term in Section 416 of the U.K. Income and
                           Corporation Taxes Act 1988.

"Auditors"                 the auditors for the time being of the Company (acting as experts and not as arbitrators).

"Board"                    the board of directors of the Company.

"Code"                     the U.S. Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

"Committee"                the committee established by the Board pursuant to Rule 10.4.

"Company"                  United Asset Management Corporation.

"Control"                  the meaning given to that word by Section 840 of the U.K. Income and
                           Corporation Taxes Act 1988.

"Date of Grant"            the date on which an Option is, was or is to be granted under the Scheme.

"Eligible Employee"        any employee of any Participating Company who is subject to the income tax laws of the United Kingdom and who is normally required to devote to his duties not less than 20 hours per week (excluding meal breaks) (in the case of an employee who is also a director of any Participating Company,
                           25 hours per week (excluding meal breaks)) and is not precluded by paragraph 8 of Schedule 9 from participating in the Scheme.

"Event"                    the dissolution, liquidation, merger, consolidation, or reorganization of the Company.

"Group"                    that group comprising all of the Participating Companies.

"Market Value"             on any day the closing sales price in U.S. Dollars of a Share as derived from the consolidated tape of The New York Stock Exchange for such day or, if such day was not a trading day or if no Shares were sold on such day, such closing sales price on the next previous trading day on which a sale occurred.

"Option"                   a right to purchase Shares under the Scheme.

"Option                    the certificate embodying an Option
Certificate"               granted in accordance with these Rules.

"Participating             the Company and any other corporation
Company"                   which it Controls.

"Plan"                     the United Asset Management Corporation 1994 Stock Option Plan, of which this Scheme is an integral part.

"Price"                    the price determined by the Committee in U.S. Dollars at which each Share subject to an Option may be acquired on the exercise of that Option, which price shall be, subject to Rule 5, not less than the higher of:

                           (i)  the par value (if any) of a Share and

                           (ii)  the Market Value of a Share on the Date of Grant of that Option.

"Relevant Emoluments"      the meaning given to that term in sub-paragraph (2) of paragraph 28 of Schedule 9 by virtue of subparagraph (4) of that paragraph.

"Rules"                     the terms of the Scheme, as expressed herein and as amended from time to time.

"Schedule 9"               Schedule 9 to the U.K. Income and Corporation Taxes Act 1988.

"Scheme"                   this U.K. Subplan, as set forth in these Rules as amended from time to time.

"Share"                    A share of common stock, U.S. $.01 par value, in the capital of the Company which satisfies the conditions specified in paragraphs 10 to 14 inclusive of
                           Schedule 9 and which may either be an authorized but unissued share or a treasury share.

"Sterling Value"           In respect of an Option, the sterling equivalent of the appropriate
                           Price, calculated by reference to the U.S. Dollar/Sterling exchange rate prevailing on the Date of Grant of that Option.

"Subplan A"                the portion of the Plan applicable to key employees of, and non-employees
                           (other than directors of the Company) who provide important services to, a
                           Participating Company.

"Subplan C"                the portion of the Plan applicable to non-employee directors of the
                           Company.

"Subsisting Option"        an Option which has neither lapsed nor been exercised or released, given up, or surrendered by its holder.

"UK Subplan"               the portion of the Plan comprising the Scheme as set forth in these Rules.

"Year of Assessment"       year beginning on any 6th April and ending on the following 5th April.

         Where the context permits the singular shall include the plural and vice versa and the masculine shall include the feminine. References to any Act or statute shall include any statutory modification, amendment or re-enactment thereof.

2.       GRANT OF OPTION
         ---------------

         2.1 Subject to the terms of these Rules, the Committee may at its absolute discretion, from time to time, grant Options to any Eligible Employees under the Scheme by issuing Option Certificates to them, complying with Rule 2.2 below.

         2.2      Each Option Certificate shall be under seal and shall specify:

                  (i)      the Date of Grant of the relevant Option;

                  (ii) the number of Shares for which the Option is granted (which shall not be so large that the grant of an Option for that number of Shares would cause the applicable limits specified in Rule 3 to be exceeded);

                  (iii) the Price at which the relevant Shares can be acquired; and

                  (iv) any conditions on the Option imposed by the Committee, including (without limitation) any vesting schedule.

         In addition each Option Certificate shall indicate that Options cannot be transferred, assigned or charged and that any purported transfer, assignment or charge shall cause the relevant Option to lapse forthwith.

         Each Option Certificate shall be accompanied by a "form of acceptance" (as described in Rule 4.3) which shall indicate that the Option to which it relates will automatically lapse if the Option holder does not sign and return such form to the Company within 3 months of the Date of Grant.

3.       LIMITATIONS
         -----------

         3.1 Subject to adjustment as provided in Rule 5, the aggregate number of Shares in respect of which Options may be granted under the Scheme on any Date of Grant or which my be issued and sold pursuant to such Options shall not exceed 6,985,367 Shares, less (i) any Shares then subject to any outstanding incentive stock option granted under Subplan A of the

                  Plan or previously issued pursuant to any such incentive stock option and (ii) any shares that are then subject to any outstanding non-incentive stock option granted under Subplan A or Subplan C or previously issued pursuant to any such non-incentive stock option and are not reacquired shares (as described in the Preamble to the Plan). If any Option granted under the Plan shall lapse or shall be released, given up or surrendered without being fully exercised, the Shares which have not been purchased under the Option shall again become available for purposes of the Plan.

         3.2 No Option shall be granted to an Eligible Employee if immediately following such grant he would hold Subsisting Options with an aggregate Sterling Value exceeding (pound)30,000.

         For the purposes of this Rule 3.2, Options shall include all Options granted under this Scheme and all options granted under any other scheme approved under Schedule 9 and established by the Company or any Associated Company.

         3.3 The maximum number of Shares with respect to which any options may be granted under the Plan (including this UK Subplan) to any individual during any single calendar year shall be 100,000 Shares.

4.       EXERCISE OF OPTIONS
         -------------------

         4.1 Unless the Committee otherwise agrees, any Option which has not lapsed may be exercised only after the earliest of the following events:

                  (i)      the first anniversary of the Date of Grant;

                  (ii)     the death of the Option holder;

                  (iii) the Option holder ceasing to be an employee of any Participating Company by reason of injury, disability, redundancy or retirement or, at the discretion of the Committee, for any other reason.

                  Provided always that when granting an Option the Committee may provide, as regards all or any part(s) of it, that the Option or such part(s) of it shall not become exercisable under sub Rules (i), (ii) or (iii) above until after such time(s) as the Committee may previously have determined. Any such restriction shall be set forth in the Option Certificate for that Option.

         4.2 Once an Option has become exercisable under Rule 4.1 above, it may be exercised either in whole or in part at any time unless or until it shall lapse under Rule 4.3 below, but subject in all cases to Rule 6 below.

         4.3      An Option shall lapse on the earliest of the following events:

                  (i) the expiry of three months from the Date of Grant, unless the Option holder has previously given notice to the Company of his acceptance of the Scheme's Rules using the form of acceptance supplied to him with the relevant Option Certificate;

                  (ii) subject to a shorter period specified in the Option Certificate, the tenth anniversary of the Date of Grant;

                  (iii) subject to a shorter period specified in the Option Certificate, the first anniversary of the Option holder's death;

                  (iv) the Option holder ceasing to be an employee of any Participating Company by reason of gross misconduct;

                  (v) subject to a shorter period specified in the Option Certificate, the expiry of three months after the date on which the Option holder ceases to be an employee of any Participating Company otherwise than by reason of death or gross misconduct in circumstances in which sub-clause (iv) applies;

                  (vi)     the Option holder being adjudicated bankrupt; and

                  (vii) the first date upon which the Option holder purports to transfer, assign or charge the Option.

5.       VARIATION OF SHARE CAPITAL
         --------------------------

         In the event of any capitalization or rights issue or any stock split or stock dividend or any consolidation, sub-division or reduction of capital by the Company, the number of Shares subject to any Option and the Price payable for each of those Shares shall be adjusted in such manner as the Auditors confirm to be fair and reasonable provided that:

                  (i) the aggregate amount payable on the exercise of any Option in full is not increased;

                  (ii) the Price of a Share is not reduced below its par value if any;

                  (iii) no adjustments shall be made without the prior approval of the Board of Inland Revenue; and

                  (iv) following the adjustment the Shares continue to satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9.

6.       MANNER OF EXERCISE OF OPTIONS
         -----------------------------

         6.1 No Option may be exercised by an individual at any time when he is precluded by paragraph 8 of Schedule 9 from participating in the Scheme.

         6.2 An Option shall be exercised by the Option holder, or as the case may be his personal representative, giving notice to the Company in writing of the number of Shares in respect of which he wishes to exercise the Option and making arrangements reasonably acceptable to the Committee for payment of the appropriate amount, and submitting the relevant Option Certificate. Any such notice shall be effective on the date of its receipt by the Company.

         6.3 Shares shall be allocated and issued pursuant to a notice of exercise within 30 days of the date of exercise.

7.       RIGHTS ATTACHING TO SHARES
         --------------------------

         All Shares allocated pursuant to the exercise of an Option shall rank pari passu in all respects with all other Shares in issue at the date of such allocation.


8.       AVAILABILITY OF SHARES
         ----------------------

         The Company shall at all times procure that it can secure the issue or the transfer of sufficient Shares to permit the exercise of all Subsisting Options.

9.       LOSS OF OFFICE
         --------------

         If any Option holder shall cease to be an employee of a Participating Company within the Group for any reason, he shall not be entitled by way of compensation for loss of office or otherwise howsoever to any sum or other benefit to compensate him for any loss of any right under the Scheme, and in returning the form of acceptance referred to in Rule
         4.3 he shall be deemed to have agreed to this.

10.      ADMINISTRATION AND AMENDMENT
         ----------------------------

         10.1 No member of the Committee or the Board shall be held liable for any action or determination made in good faith with respect to the Plan, the UK Subplan, these Rules or any Option granted hereunder.

         10.2 The cost of establishing and operating the Scheme shall be borne by the Participating Companies in such proportions as the Board shall determine.

         10.3 The Board may from time to time suspend or terminate the Plan and/or the UK Subplan or amend these Rules or the form of Option Certificate, provided that:

                  (i) no such action may, without approval or ratification by the Company's shareholders, increase the maximum number of Shares reserved under the UK Subplan (except as provided in Rule 5) or under the Plan (except as otherwise expressly provided in the Plan), alter the class or classes of employees eligible for Options, or make any other such change which, pursuant to Section 16(b) of the Act and the rules and regulations promulgated thereunder, requires action by the Company's shareholders;

                  (ii) except as provided in Rule 10.5, no such action may detrimentally affect an Option holder as regards an Option granted prior to the taking of such action; and

                  (iii) no amendment to these Rules shall have effect until approved by the Board of the Inland Revenue.

         10.4 The Scheme shall be administered by the Committee, the members of which shall be appointed by and shall serve at the pleasure of the Board (subject to the restrictions of this Rule 10.4). Notwithstanding the foregoing, until and unless the Board shall have constituted the Committee pursuant to this Rule 10.4, the committee serving from time to time as administrator of the Plan generally shall also serve as the Committee for purposes of the UK Subplan. Actions taken by a majority of the members present at any meeting of the Committee at which a quorum is present, and any acts approved in writing by all members of the Committee without a meeting, shall constitute the acts of the Committee. The Committee shall have all powers of administration granted under these Rules, except such powers as are expressly reserved to the Board. The Committee is authorized to interpret these Rules and, subject to the provisions of Rule 10.3, to prescribe, amend, and rescind rules and regulations relating thereto. The Committee is further authorized, subject to the express provisions of the Plan and these Rules, to alter or amend the form of Option Certificate pursuant to which Options may be granted under the Scheme from time to time and to make all determinations necessary or advisable in the administration of the Scheme. The interpretation and administration by the Committee of any provisions of the Plan and the UK Subplan, including these Rules, and any Option Certificate issued pursuant to the Scheme shall be final, binding and conclusive on all persons having any interest therein.

         10.5 Prior to the occurrence of an Event, the Board may elect to terminate each Subsisting Option. If the Board so elects, such Option shall terminate as of the effective date of the Event, but the Board shall suspend the exercise of all Subsisting Options a reasonable time prior to the Event, giving each Option holder not less than fourteen days written notice of the date of suspension, prior to which an Option holder may purchase in whole or in part the Shares available to him as of the date of receipt of the notice. If the Event is not consummated, the suspension shall be removed and all Options shall continue in full force and effect, subject to the terms of their respective Option Certificates.

         10.6 Any notice or communication to be given by or on behalf of the Company to any Eligible Employee may be given by personal delivery or by sending the same by ordinary post to his last known address in which case it shall be deemed to have been received on the day after it was posted. Any notice, document, option, share certificate or other communication sent by post shall be sent at the risk of the Eligible Employee involved.

         10.7 Unless otherwise provided any notice or other communication to be given by an Eligible Employee to the Company shall be regarded as having been properly given if sent or delivered to the company secretary of the Participating Company by whom he is employed at that company's registered office, any such communication being effective only upon receipt.

         10.8 The Scheme shall at all times be read in accordance with the provisions of the U.K. Income and Corporation Taxes Act 1988 and insofar as any of its Rules shall be inconsistent with any of the said provisions and/or with any requirements of the Board of Inland Revenue necessary for its approval or continued approval under the said Act they shall be deemed automatically varied or deleted in such a way as to ensure compliance with the same.

                                                                         3/19/97



             SUBPLAN C - NON-EMPLOYEE ("ELIGIBLE") DIRECTOR PORTION

                 OF AMENDED AND RESTATED 1994 STOCK OPTION PLAN



1.       PURPOSE OF SUBPLAN C

         The purpose of this Subplan C is to grant options to purchase shares of the common stock, $.01 par value (the "Common Stock"), of United Asset Management Corporation (the "Company") to Eligible Directors (as defined in
Section 4 of this Subplan) of the Company at market value on the date of grant, and to permit the granting of stock options to Eligible Directors at an exercise price less than market value at the date of grant as an alternative to the payment of Directors' fees in cash. The Company believes that the granting of such options will serve to enhance the Company's ability to attract and retain the services of such persons, to provide additional incentives to them and to encourage the highest level of performance by them by offering them a proprietary interest in the Company's success. The Company also believes that the Plan will encourage directors to make greater equity investment in the Company, more closely aligning the interests of the directors and the stockholders.

2.       SHARES RESERVED UNDER SUBPLAN C

         Subject to the adjustment provided in Section 8, the aggregate number of shares of Common Stock which may be issued and sold pursuant to options granted under this Subplan C of the Plan shall not exceed 800,000 shares (or, if less, the then remaining aggregate number of shares determined in accordance with the Preamble to the Plan), which may be either authorized but unissued shares or treasury shares. If any option granted under the Plan shall terminate or expire without being fully exercised, the shares which have not been purchased will again become available for purposes of the Plan.

3.       ADMINISTRATION

         This Subplan C shall be interpreted and administered by a committee (the "Committee") consisting of not less than three (3) members of the Board of Directors of the Company (the "Board") appointed pursuant to Section 3 of Subplan A of the Plan. The interpretation and administration by the Committee of any provisions of the Plan and any option granted thereunder shall be final and conclusive on all persons having any interest therein.

         No members of the Committee or the Board shall be held liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder.

4.       OPTION GRANTS

         "Eligible Directors" shall mean directors of the Company who are directors on the date of grant and who are not officers or employees of the Company. All options granted under this Subplan C shall be non-incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         (a)      REGULAR OPTIONS

                           Each Eligible Director who is such on the 30th day
                  following the date on which each Annual Meeting of the Stockholders of the Company (the "Annual Meeting") is held during the term of the Plan shall on such 30th day be granted a stock option to purchase 14,000 shares of Common Stock. Each such option is defined herein as a "Regular Option."

                           The date of grant of an option to an Eligible
                  Director under this Subplan C shall be the applicable day referred to immediately above.

         (b)      DISCOUNTED OPTIONS

                           (i) Subject to such other rules as the Committee may adopt from time to time, during the term of the Plan, options to purchase Common Stock at a discount from fair market value on the date of grant ("Discounted Options") shall be granted to any Eligible Director who, no later than June 30, with respect to the six-month period following such date, and no later than December 31, with respect to the six-month period following such date (each six month period, a "Semi-Annual Period"), has filed with the Company an irrevocable election to receive a stock option in lieu of all or a specified portion (expressed in terms of a percentage of the Semi-Annual Fee) of the Semi-Annual Fee (as defined in Subsection 4(b) (iii)) earned or expected to be earned by such Director for the Semi-Annual Period specified in the election.

                           (ii) Discounted Options shall be granted to an electing Eligible Director on the first day (July 1 or January
                  1) of each applicable Semi-Annual Period.

                           A separate election must be made for each Semi-Annual
                  Period, although a Director may specify that a particular election shall apply to future Semi-Annual Periods unless amended or revoked; provided, however, that no amendment or revocation may be made with respect to a Semi-Annual Period after the applicable election date for such Semi-Annual Period. The Director shall not be entitled to receive in cash any portion of the Semi-Annual Fee for which an election has been made to receive an option.

                           (iii)     Option Formula. The number of shares
                  of Common Stock subject to each Discounted Option granted to any Eligible Director for a Semi-Annual Period shall be equal to the nearest number of whole shares of Common Stock, with cash payment for fractional shares, determined in accordance with the following formula:

                            Semi--Annual Fee
                         ----------------------- = Number of Shares
                         Fair Market Value minus
                         Discounted Option Price

         "Discounted Option Price" and "Fair Market Value" shall be defined as set forth in Section 5 below. "Semi-Annual Fee" shall mean the quarterly retainer fees which the Director will be entitled to receive during a Semi-Annual Period for serving as a Director pursuant to the policy in effect for each year during the term of the Plan, but expressly excluding fees paid for attendance at or participation in meetings of the Board or any committee thereof; provided, however, that if a Director elects to receive a stock option in lieu of only a portion of the Semi-Annual Fee, the Semi-Annual Fee for purposes of the foregoing formula shall equal the portion of the Semi-Annual Fee so elected. For purposes of this Subplan C, "Semi-Annual Fee" shall also not include expenses reimbursed by the Company for attendance at or participation in meetings of the Board or any committee of the Board or fees for any other services to be provided to the Company.

5.       OPTION PRICE

         (a)      REGULAR OPTION

                           The price per share at which each Regular Option
                  granted under this Subplan C to an Eligible Director may be exercised ("Regular Option Price") shall be the fair market value of the Common Stock as determined by the closing sales price of such Common Stock on the consolidated tape of the principal exchange on which such Common Stock is traded on the date of grant, or if there are no sales on such date, on the trading day next preceding the date of grant on which a sale took place, or, if the Common Stock is not so traded, then as determined by a principal market maker for such Common Stock selected by the Committee ("Fair Market Value").

         (b)      DISCOUNTED STOCK OPTIONS

                           The price per share at which each Discounted Option
                  granted under this Subplan C to an Eligible Director may be exercised (the "Discounted Option Price," the Regular Option Price and the Discounted Option Price being sometimes hereinafter referred to as the "Option Price") shall be seventy-five percent (75%) of the Fair Market Value of the Common Stock on the date the Discounted Option is granted.

         (c) In no event shall the Option Price per share for any option under this Subplan C be less than the par value per share.

6.       TERMS OF GRANT

         Each option granted under this Subplan C shall be evidenced by and subject to the terms and conditions of an Option Grant attached hereto as Exhibit A. Each Option Grant executed and delivered to an Eligible Director shall contain the following terms and conditions. Each option shall expire 5 years from the date of grant of such option, and shall be exercisable in full beginning on or after the date which is 6 months after the date of grant thereof. Each Eligible Director to whom an option is granted may exercise such option from time to time, in whole or in part, during the period that it is exercisable, by payment of the Option Price of each share purchased, in cash, or by delivery to the Company of a number of shares of Common Stock having an aggregate Fair Market Value of not less than the product of the Option Price multiplied by the number of shares the participant intends to purchase upon exercise of the option on the date of delivery. The shares of Common Stock issued upon exercise of an option granted under this Subplan C will be acquired for investment and not with a view to distribution thereof unless there shall be an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), with respect thereto. In the event that the Company, upon the advice of counsel, deems it necessary to list upon official notice of issuance shares to be issued pursuant to the Plan on a national securities exchange or to register under the 1933 Act or other applicable federal or state statute any shares to be issued pursuant to the Plan, or to qualify any such shares for exemption from the registration requirements of the 1933 Act under the Rules and Regulations of the Securities and Exchange Commission or for similar exemption under state law, then the Company shall notify each Eligible Director to that effect and no shares of Common Stock subject to an option shall be issued until such registration, listing or exemption has been obtained. The Company shall make prompt application for any such registration, listing or exemption pursuant to federal or state law or rules of such securities exchange which it deems necessary and shall make reasonable efforts to cause such registration, listing or exemption to become and remain effective. Nothing in this Subplan C or in the Option Grant will confer upon any Eligible Director the right to continue as a director of the Company. The shares of Common Stock issued on exercise of the option shall be subject to any restrictions on transfer then in effect pursuant to the Certificate of Incorporation or Bylaws of the Company.

         Options granted under this Subplan C shall be transferable (subject to any terms and conditions imposed by the Committee) by the optionee, either directly or in trust, to one or more members of the optionee's family. Following any transfer permitted pursuant to this paragraph, of which the optionee has notified the Committee in writing, such option may be exercised by the transferee(s), subject to all terms and conditions of the Option Grant. For these purposes, the members of the optionee's family are only the optionee's:
(i) spouse; (ii) lineal descendants; (iii) lineal ancestors; and (iv) siblings and spouses and children of such siblings.

7.       TERMINATION OF DIRECTORSHIP

         An Eligible Director's right to participate in this Subplan C shall automatically terminate if and when such Director becomes an employee of the Company. Options granted to an Eligible Director shall cease to be exercisable 6 months after the date such Director ceases to be a director for any reason other than death. If an Eligible Director ceases to be a director on account of his death, any option previously granted to him, whether or not exercisable at the date of death, may be exercised by his executor, administrator or the person or persons to whom his rights under the option shall pass by will or the applicable laws of descent and distribution, at any time within 12 months after the date of death, but in no event after the expiration of the option.

8.       ADJUSTMENT OF SHARES RESERVED UNDER THE PLAN

         The aggregate number and kind of shares that may be issued under this Subplan C, the maximum number of shares as to which options may be granted to any individual and the Option Price per share shall be appropriately adjusted by the Board in the event of any recapitalization, stock split, stock dividend, combination of shares, or other similar change in the capitalization of the Company, but no adjustment in the Option Price shall be made which would reduce the Option Price per share to less than the par value per share.

9.       DISSOLUTION OR REORGANIZATION

         Prior to a dissolution, liquidation, merger, consolidation, or reorganization of the Company (the "Event"), the Board may decide to terminate each outstanding option. If the Board so decides, such option shall terminate as of the effective date of the Event, but the Board shall suspend the exercise of all outstanding options a reasonable time prior to the Event, giving each optionee not less than fourteen days written notice of the date of suspension, prior to which an optionee may purchase in whole or in part the shares available to him as of the date of receipt of the notice. If the Event is not consummated, the suspension shall be removed and all options shall continue in full force and effect subject to the terms of their respective Option Grants.

10.      AMENDMENT AND TERMINATION OF SUBPLAN C

The Board may amend, suspend, or terminate this Subplan C, including the form of Option Grant incorporated herein by reference. No such action, however, may, without approval or ratification by the shareholders, increase the maximum number of shares reserved under this Subplan C except as provided in Section 8, alter the class or classes of individuals eligible for options, or make any other change which, pursuant to the Code or regulations thereunder or Section 16(b) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, requires action by the shareholders. No such action may, without the consent of the holder of the option, alter or impair any option previously granted.

[set vertically on left side of page] P R O X Y


                               DETACH HERE                                 UAM2



                      UNITED ASSET MANAGEMENT CORPORATION

                    MEETING OF STOCKHOLDERS - MAY 15, 1997

                THIS PROXY IS BEING SOLICITED ON BEHALF OF THE
           BOARD OF DIRECTORS OF UNITED ASSET MANAGEMENT CORPORATION

        The undersigned stockholder in United Asset Management Corporation (the "Company") hereby appoints Norton H. Reamer, John F. McNamara, and William H. Park, and each of them, attorneys, agents and proxies, with power of substitution to each, to vote all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Four Seasons Hotel, 200 Boylston Street, Boston, Massachusetts on May 15, 1997 at 9:30 a.m., Eastern Daylight Savings Time, and any adjournments thereof.

        Also to vote and act upon any other business which may properly come before the meeting or any adjournment thereof.

        The shares represented by this proxy will be voted as directed by the undersigned.

IF NO CONTRARY INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS LISTED ON THE REVERSE SIDE AND IN FAVOR OF PROPOSALS 2, 3 AND 4.

                                                                   -----------
                                                                  |SEE REVERSE|
                       (PLEASE SIGN AND DATE ON REVERSE)          |    SIDE   |


                                                            DETACH HERE                                                 UAM3

| X |  PLEASE MARK
       VOTES AS IN
       THIS EXAMPLE.
                                                                                                            FOR  AGAINST  ABSTAIN
1. To fix the number of persons constituting the full Board of     2. To approve the compensation           | |    | |      | |
Directos at fourteen and to elect the following nominees as           arrangements for certain executive
Directors; Harold J. Baxter, J. Duncan Campbell, Jr.,                 officers as described in the
John P. Clay, Robert J. Greenebaum, Beverly L. Hamilton,              Company's Proxy Statement.
Bryant M. Hanley, Jr., Jay O. Light, John F. McNamara,
Norton H. Reamer, David I. Russell, Philip Scaturro,
John A. Shano, Larry D. Tashjian and Barbara S. Thomas.
                                                                                                            FOR  AGAINST  ABSTAIN
     FOR     |  |    WITHHELD |  |      MARK HERE |  |             3. To approve the UAM Amended and        | |    | |      | |
     all             from all         IF YOU PLAN                     Restated 1994 Stock Option Plan.
  nominees           nominees          TO ATTEND
                                      THE MEETING
                                                                                                            FOR  AGAINST  ABSTAIN
|  |                                    MARK HERE |  |             4. To approve the selection of Price     | |    | |      | |
                                      FOR ADDRESS                     Waterhouse LLP as independent
FOR all nominees except as noted.      CHANGE AND                     accountants of the Company for the
(To withhold authority to vote for     NOTE BELOW                     current fiscal year ending
any individual nominee, print that                                    December 31, 1997.
nominee's name(s) above.)

                                                        Please sign exactly as your name is printed hereon. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give title.



Signature: ____________________________________ Date: ___________  Signature: ____________________________________ Date: ___________



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